EXHIBIT 32.2

SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

I, Michael L. Wiedemer, Chief Financial Officer of United States Lime & Minerals, Inc. (the “Company”), hereby certify that to my knowledge:

(1)The Company’s Annual Report on Form 10‑K for the year ended December 31, 2017 (the “Form 10‑K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Form 10‑K fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Dated: March 2, 2018	/s/ Michael Wiedemer
Michael Wiedemer
Vice President and Chief Financial Officer